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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 29, 2006

                RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.,
                ------------------------------------------------
                   on behalf of the RFMSI Series 2006-S7 Trust
                   -------------------------------------------
             (Exact name of registrant as specified in its charter)

           Delaware                        333-131201-04                 75-2006294
-------------------------------       ----------------------         -------------------
(State or other jurisdiction of      (Commission File Number)           (IRS Employer
        incorporation)                                               Identification No.)

          8400 Normandale Lake Boulevard, Suite 250
                   Minneapolis, Minnesota                       55437
          -----------------------------------------           ----------
           (Address of principal executive office)            (Zip Code)

                                 (952) 857-7000
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code )

                                       N/A
--------------------------------------------------------------------------------
             (Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                    Information to be Included in the Report

Section 8 - Other Events.

ITEM 8.01. Other Events.

On or about August 30, 2006, Residential Funding Mortgage Securities I, Inc. will cause the issuance and sale of the Mortgage Pass-Through Certificates, Series 2006-S7, pursuant to a Series Supplement, dated as of August 1, 2006, to the Standard Terms of Pooling and Servicing Agreement, dated as of June 1, 2006, among Residential Funding Mortgage Securities I, Inc., as company, Residential Funding Corporation, as master servicer, and U.S. Bank National Association, as trustee.

In connection with the sale of the Certificates, Mayer, Brown, Rowe & Maw LLP, as counsel to the Registrant, has prepared an opinion on legality and an opinion on tax matters (collectively, the "Opinions") with respect to the Certificates following the effective date of Registration Statement No. 333-131201, which Opinions are being filed electronically as exhibits to this report.

Section 9 - Financial Statements and Exhibits

ITEM 9.01 (d). Exhibits.


               (d) Exhibits: The following execution copies of Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed.

                         Exhibit 5.1 Opinion on legality of Mayer, Brown, Rowe &
                                     Maw LLP, counsel to the registrant, dated
                                     August 29, 2006.

                         Exhibit 8.1 Opinion on tax matters of Mayer, Brown,
                                     Rowe & Maw LLP, counsel to the registrant, dated August 29, 2006.




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                   RESIDENTIAL FUNDING MORTGAGE
                                                   SECURITIES I, INC.



                                                   By:  /s/Joseph Orning
                                                        -----------------------
                                                   Name:  Joseph Orning
                                                   Title: Vice President

Dated:  August 29, 2006



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                                  Exhibit Index
                                  -------------

Exhibit No.    Description
-----------    -----------

    5.1 Opinion on legality of Mayer, Brown, Rowe & Maw LLP, counsel to the registrant, dated August 29, 2006.

    8.1 Opinion on tax matters of Mayer, Brown, Rowe & Maw LLP, counsel to the registrant, dated August 29, 2006.